NUMBER

SHARES

# Clarion County Community Bank

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

SEE REVERSE FOR CERTAIN DEFINITIONS

COMMON STOCK

CUSIP 18051R 10 0

THIS CERTIFIES THAT:

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $1.00 PAR VALUE EACH OF

**CLARION COUNTY COMMUNITY BANK**

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Pennsylvania, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED:

STOCKTRANS, INC.
44 WEST LANCASTER AVE., ARDMORE, PA 19003
TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

CLARION COUNTY COMMUNITY BANK
CORPORATE
SEAL
2003
PENNSYLVANIA

SECRETARY

CHAIRMAN OF THE BOARD

*The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:*

*TEN COM - as tenants in common*
*TEN ENT - as tenants by the entireties*
*JT TEN - as joint tenants with right of survivorship and not as tenants in common*

*UNIF GIFT MIN ACT - ....................Custodian....................*
*(Cust) (Minor)*
*under Uniform Gifts to Minors*
*Act..................*
*(State)*

*Additional abbreviations may also be used though not in the above list.*

*For Value Received, ____________ hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________

______________________________________________________________

______________________________________________________________ *Shares*

*of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint*

______________________________________________________________ *Attorney*

*to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.*

*Dated* ____________________

______________________________________________________________

**NOTICE:** THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

COLUMBIA FINANCIAL PRINTING CO., P.O. BOX 219, BETHPAGE, NY 11714
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